Exhibit 99.1

UNITED STATES (U.S.) BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al (1)

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Reporting Period: March 1, 2009 through March 31, 2009

MONTHLY OPERATING REPORT

No. 2

REQUIRED DOCUMENTS	Form No.	Document Attached	Affidavit/ Supplement Attached
Condensed Combined Debtors-In-Possession Statement of Operations for the period from March 1, 2009 through March 31, 2009	MOR-1	X
Condensed Combined Debtors-In-Possession Balance Sheets as of March 31, 2009	MOR-2	X
Condensed Combined Debtors-In-Possession Statement of Cash Flows for the period from March 1, 2009 through March 31, 2009	MOR-3	X
Notes to Monthly Operating Report	MOR-4	X
Schedule of Cash Disbursements	MOR-5	X
Disbursements by Petitioning Entity	A	X
Bank Account Information	B	X
Changes in Balances with Debtors and Non-Debtors	MOR-6	X
Status of Post-Petition Taxes	MOR-7	X
Summary of Unpaid Post-Petition Debts	MOR-8	X
Summary Accounts Payable Aging Schedule	MOR-8	X
Summary Accounts Receivable Aging Schedule	MOR-8	X
Debtor Questionnaire	MOR-9	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY AND PREPARER:

/S/ PAUL W. KARR	May 19, 2009
Paul W. Karr – Vice-President, Finance, of each of the U.S. Debtors

(1)	The U.S. Debtors in these Chapter 11 cases, along with the last four digits of each Debtor’s tax identification number, are: Nortel Networks Inc. (6332), Nortel Networks Capital Corporation (9620), Nortel AltSystems, Inc. (formerly Alteon WebSystems, Inc.) (9769), Nortel AltSystems International, Inc. (formerly Alteon WebSystems International, Inc.) (5596), Xros, Inc. (4181), Sonoma Systems (2073), Qtera Corporation (0251), CoreTek, Inc. (5722), Nortel Networks Applications Management Solutions Inc. (2846), Nortel Networks Optical Components Inc. (3545), Nortel Networks HPOCS Inc. (3546), Architel Systems (U.S.) Corporation (3826), Nortel Networks International Inc. (0358), Northern Telecom International Inc. (6286) and Nortel Networks Cable Solutions Inc. (0567) (together, the “U.S. Debtors”). Addresses for the U.S. Debtors can be found in the U.S. Debtors’ petitions, which are available at http://chapter11.epiqsystems.com/nortel.

MOR-1

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Condensed Combined Debtors-In-Possession Statement of Operations

Reporting Period: March 1, 2009 through March 31, 2009

(Unaudited)

(In millions of U.S. dollars)

	NNI	AltSystems	Other
Total revenues	$477	$—	$—
Total cost of revenues	405	(2)	—

Gross profit	72	2	—

Selling, general and administrative expense	156	1	—
Research and development expense	71	1	—
Amortization of intangible assets	1	—	—
Loss (gain) on sales of businesses and assets	(2)	(4)	—
Other operating expense (income) – net	(3)	—	—

Operating earnings (loss)	(151)	4	—
Other income (expense) – net	187	—	—
Interest expense	(1)	—	—

Earnings (loss) from operations before reorganization items, income taxes and equity in net earnings (loss) of associated companies	35	4	—
Reorganization items – net (note 6)	(3,940)	—	—

Earnings (loss) from operations before income taxes and equity in net earnings (loss) of associated companies	(3,905)	4	—
Income tax benefit (expense)	(1)	—	—

Earnings (loss) from operations before equity in net earnings (loss) of associated companies	(3,906)	4	—
Equity in net earnings (loss) from associated companies – net of tax	(84)	—	—
Equity in net earnings (loss) from non-Debtor subsidiaries – net of tax	—	—	—

Net earnings (loss)	(3,990)	4	—
Income attributable to noncontrolling interests	—	—	—

Net earnings (loss) attributable to U.S. Debtors	$(3,990)	$4	$—

The Condensed Combined Debtors-In-Possession Statement of Operations of each Reporting Group contained herein was derived from the books and records of the U.S. Debtors. The amounts reflected in these condensed combined financial statements are unaudited. The accompanying notes and schedules are an integral part of the condensed combined financial statements.

MOR-2

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Condensed Combined Debtors-In-Possession Balance Sheet

As of March 31, 2009

(Unaudited)

(In millions of U.S. dollars)

	NNI	AltSystems	Other
ASSETS
Current assets
Cash and cash equivalents	$678	$—	$—
Short-term investments	23	—	—
Restricted cash and cash equivalents	8	1	(6)
Accounts receivable – net	480	—	—
Intercompany accounts receivable	654	39	—
Inventories – net	338	—	—
Other current assets	124	—	—

Total current assets	2,305	40	(6)

Investments in non-Debtor subsidiaries	89	1	(1)
Investments – other	41	—	—
Plant and equipment – net	334	1	—
Intangible assets – net	24	—	—
Other assets	55	—	—

Total assets	$2,848	$42	$(7)

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities not subject to compromise
Trade and other accounts payable	$63	$—	$—
Intercompany accounts payable	56	3	(6)
Payroll and benefit-related liabilities	162	1	—
Contractual liabilities	28	—	—
Restructuring liabilities	8	—	—
Other accrued liabilities	841	1	—
Income taxes	—	—	—

Total current liabilities not subject to compromise	1,158	5	(6)

Restructuring	65	—	—
Deferred income and other credits	24	—	—
Deferred revenue	42	—	—
Post-employment benefits	74	—	—

Total liabilities not subject to compromise	1,363	5	(6)

Liabilities subject to compromise (note 7)	5,828	54	126

Total liabilities	7,191	59	120

SHAREHOLDERS’ DEFICIT
Common shares	—	719	32
Preferred shares	—	16	47
Additional paid-in capital	17,736	7,330	5,252
Accumulated deficit	(21,917)	(8,082)	(5,457)
Accumulated other comprehensive income (loss)	(162)	—	(1)

Total U.S. Debtors shareholders’ deficit	(4,343)	(17)	(127)
Noncontrolling interests	—	—	—

Total shareholders' deficit	(4,343)	(17)	(127)

Total liabilities and shareholders' deficit	$2,848	$42	$(7)

The Condensed Combined Debtors-In-Possession Balanced Sheet of each Reporting Group contained herein was derived from the books and records of the U.S. Debtors. The amounts reflected in these condensed combined financial statements are unaudited. The accompanying notes and schedules are an integral part of the condensed combined financial statements.

MOR-3

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Condensed Combined Debtors-In-Possession Statement of Cash Flows

Reporting Period: March 1, 2009 through March 31, 2009

(Unaudited)

(In millions of U.S. dollars)

	NNI	AltSystems	Other
Cash flows from (used in) operating activities
Net earnings (loss) attributable to U.S. Debtors	$(3,990)	$4	$—
Adjustments to reconcile net earnings (loss) from continuing operations to net cash from (used in) operating activities, net of effects from acquisitions and divestitures of businesses:
Amortization and depreciation	14	—	—
Equity in net loss (earnings) of associated companies	83	—	—
Pension and other accruals	4	—	—
Loss (gain) on sales and write downs of investments, businesses and assets – net	(2)	(4)	—
Reorganization items – non cash	3,940	—	—
Other – net	3	1	(1)
Change in operating assets and liabilities	(94)	(1)	1

Net cash from (used in) operating activities	(42)	—	—

Cash flows from (used in) investing activities
Expenditures for plant and equipment	(1)	—	—
Change in restricted cash and cash equivalents	(5)	(1)	—
Proceeds from the sales of investments and businesses and assets – net	7	1	—

Net cash from (used in) investing activities	1	—	—

Cash flows from (used in) financing activities
Decrease in capital leases obligations	(1)	—	—

Net cash from (used in) financing activities	(1)	—	—

Effect of foreign exchange rate changes on cash and cash equivalents	—	—	—

Net increase (decrease) in cash and cash equivalents	(42)	—	—
Cash and cash equivalents, at beginning of period (March 1, 2009)	720	—	—

Cash and cash equivalents, at end of period (March 31, 2009)	$678	$—	$—

The Condensed Combined Debtors-In-Possession Statement of Cash Flows of each Reporting Group contained herein was derived from the books and records of the U.S. Debtors. The amounts reflected in these condensed combined financial statements are unaudited. The accompanying notes and schedules are an integral part of the condensed combined financial statements.

MOR-4

NORTEL NETWORKS INC. et al

(DEBTORS-IN-POSSESSION)

NOTES TO MONTHLY OPERATING REPORT No. 2 (UNAUDITED)

(In millions of U.S. dollars)

1.    Reservation of Rights:

Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers.

2.    Background and Organization:

The U.S. Debtors (collectively referred to as “Nortel”, “we” and “our”) supply end-to-end networking products and solutions that help organizations enhance and simplify communications. These organizations range from small businesses to multi-national corporations involved in all aspects of commercial and industrial activity, to federal, state and local government agencies and the military. They include cable operators, wireline and wireless telecommunications service providers, and Internet service providers.

Our networking solutions include hardware and software products and services designed to reduce complexity, improve efficiency, increase productivity and drive customer value. We design, develop, engineer, market, sell, supply, license, install, service and support these networking solutions worldwide. We have technology expertise across carrier and enterprise, wireless and wireline, applications and infrastructure. We have made significant investments in technology research and development (R&D), and have had strong customer loyalty earned over more than 100 years of providing reliable technology and services.

Creditor Protection Proceedings – On January 14, 2009 (Petition Date), we initiated Creditor Protection Proceedings in the U.S. Bankruptcy Court for the District of Delaware under the Bankruptcy Code (Chapter 11 Proceedings), several of our Canadian affiliates, including our ultimate parent company, Nortel Networks Corporation (NNC), initiated Creditor Protection Proceedings in Canada under the Companies’ Creditors Arrangement Act (CCAA), and several of our affiliates in Europe, Middle East and Africa (EMEA) initiated Creditor Protection Proceedings in the United Kingdom (U.K.) under the Insolvency Act 1986 (U.K. Administration Proceedings) and subsequently, in Israel (Israeli Proceedings). Collectively, all entities under the Creditor Protection Proceedings are referred to as the “Debtors”. Those entities operating in Chapter 11 Proceedings are referred to as the “Debtors in Possession” or the “U.S. Debtors.” Our affiliates in Asia including LG-Nortel, in the Caribbean and Latin American region, and the Nortel Government Solutions business, are not included in these proceedings. During the Creditor Protection Proceedings, the businesses of the Debtors continue to operate under the jurisdictions and orders of the applicable courts and in accordance with applicable legislation.

The U.S. Debtors consist of the following entities:

U.S. Debtors	Case no.
Nortel Networks Inc.	09-10138
Nortel Networks Capital Corporation	09-10139
Nortel Networks International, Inc.	09-10150
Nortel AltSystems, Inc.	09-10140
Nortel AltSystems International, Inc.	09-10141
Architel Systems (U.S.) Corporation	09-10149
CoreTek, Inc.	09-10145
Nortel Networks Applications Management Solutions Inc.	09-10146
Nortel Networks Cable Solutions Inc.	09-10152
Nortel Networks Optical Components Inc.	09-10147
Nortel Networks HPOCS Inc.	09-10148
Northern Telecom International Inc.	09-10151
Qtera Corporation	09-10144
Sonoma Systems	09-10143
Xros, Inc.	09-10142

Under the U.S. Bankruptcy Code, the U.S. Debtors may assume, assume and assign, or reject certain executory contracts including unexpired leases, subject to the approval of the U.S. Court and certain other conditions.

The accompanying unaudited condensed combined financial statements do not include the effects of all current or future claims relating to the Creditor Protection Proceedings. Certain claims filed may have priority over those of the U.S. Debtors’ unsecured creditors. As of the date of this Monthly Operating Report, it is not possible to determine the extent of claims filed and to be filed, whether such claims will be disputed and whether they will be subject to discharge in the Creditor Protection Proceedings. It is also not possible at this time to determine whether to establish any additional liabilities in respect of claims.

3.    Basis of Presentation:

The financial statements contained herein were not intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. Significant efforts have been put forth to attribute the assets and liabilities to the proper legal entity. However, because the Debtors’ accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets or liabilities have been recorded at the correct legal entity. Accordingly, the Debtors reserve all rights to supplement or amend any financial statements contained in this Monthly Operating Report.

4.    Significant Accounting Policies:

Unless otherwise noted herein, the U.S. Debtors follow the significant accounting policies of NNC as discussed in NNC’s 2008 Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (2008 Form 10-K) and Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 (2009 Quarterly Report) that were filed with the United States Securities and Exchange Commission (SEC).

(a)    Condensed Combined Debtors-In-Possession Financial Statements

The financial statements contained herein represent the unaudited condensed combined financial statements for the U.S Debtors only. The U.S. Debtors’ non-Debtor subsidiaries are treated as non-consolidated subsidiaries in these financial statements and as such their net loss is included as “Equity in net earnings (loss) from non-Debtor subsidiaries—net of tax” in the statement of operations and their net assets are included as “Investments in non-Debtor subsidiaries” in the balance sheet. The U.S. Debtors’ financial statements contained herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountants Statement of Position (SOP) 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (SOP 90-7).

The unaudited condensed combined financial statements have been derived from the books and records of the U.S. Debtors. The presentation combines the U.S. Debtors into three Reporting Groups consistent with the companies’ ownership structure and activities as follows:

•

NNI Reporting Group: Nortel Networks Inc. and its U.S. Debtor subsidiaries Nortel Networks Capital Corporation, Nortel Networks Cable Solutions Inc., Nortel Networks International, Inc., Nortel Networks Optical Components Inc., Nortel Networks HPOCS Inc., Northern Telecom International Inc. and Qtera Corporation;

•	AltSystems Reporting Group: Nortel AltSystems, Inc. and Nortel AltSystems International, Inc.; and

•	Other Reporting Group: Architel Systems (U.S.) Corporation, CoreTek, Inc., Nortel Networks Applications Management Solutions, Inc., Sonoma Systems and Xros Inc.

The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee. The information presented herein has not been subject to all procedures that would typically be applied to financial information presented in accordance with U.S. Generally Accepted Accounting Principles (U.S. GAAP). Upon the application of such procedures (such as test of asset impairment), the U.S. Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this Monthly Operating Report includes normal recurring adjustments, but does not include all of the adjustments that would typically be made for interim financial statements in accordance with U.S. GAAP. As of March 31, 2009, certain pre-petition trade accounts payable and debt balances are subject to further review and possible reclassification. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted. Therefore, the Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. For further information, please refer to the consolidated financial statements of NNC and notes thereto included in NNC’s 2008 Annual Report on Form 10-K, and 2009 Quarterly Report on Form 10-Q that were filed with the SEC.

The results of operation herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position and cash flows of U.S. Debtors in the future.

The condensed combined financial statements filed with the U.S. Bankruptcy Court are subject to change. The U.S. Debtors may, at a future date, amend this Monthly Operating Report for updated financial information.

(b)    Intercompany transactions

Intercompany transactions among the NNI Reporting Group and the AltSystems Reporting Group have been eliminated in the condensed combined financial statements. Intercompany transactions within the entities in the Other Reporting Group have not been eliminated as they are affiliates of common ownership under NNC rather than subsidiaries of one another. Intercompany transactions involving any non-U.S. Debtors have not been eliminated in the financial statements and are presented as intercompany receivables, loans, and payables.

(c)    Use of estimates

We make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the condensed combined financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. Estimates are used when accounting for items and matters such as revenue recognition and accruals for losses on contracts, allowances for uncollectible accounts receivable, inventory provisions and outsourced manufacturing related obligations, product warranties, estimated useful lives of intangible assets and plant and equipment, asset valuations, impairment and recoverability assessments, employee benefits including pensions, taxes and related valuation allowances and provisions, restructuring and other provisions and contingencies.

5.    Debt in Default:

Upon filing for creditor protection certain of the U.S. Debtors (and certain of their non-U.S. Debtor affiliates) became in default under substantially all of their pre-petition debt obligations. Filing for creditor protection automatically stays most actions against the Debtors and therefore substantially all pre-petition debt obligations are subject to settlement under the Creditor Protection Proceedings.

The following borrowings represent the debt agreements which are fully and unconditionally guaranteed by NNI and are in default:

On May 28, 2008, Nortel Networks Limited (NNL), NNI’s direct parent company, completed the offering of $675 Fixed Rate Notes due July 2016. The 2016 Fixed Rate Notes issued May 2008 have a stated interest rate per annum of 10.75% and were issued as additional notes under an existing indenture dated July 5, 2006 (2006 Indenture), and are part of the same series as NNL’s outstanding $450 Senior Notes due July 2016 that were issued on July 5, 2006 under the 2006 Indenture. The 2016 Fixed Rate Notes issued May 2008 and the 2016 Fixed Rate Notes issued July 2006 have the same ranking, guarantee structure, interest rate, maturity date and other terms and are treated as a single class of securities under the indenture and holders vote together as one class.

On March 28, 2007, NNC completed an offering of $1,150 of unsecured convertible senior notes (Convertible Notes). The Convertible Notes consist of $575 principal amount of senior convertible notes due 2012 (2012 Notes) and $575 of senior convertible notes due 2014 (2014 Notes). The 2012 Notes have a stated interest rate per annum of 1.75% and the 2014 Notes have a stated interest rate per annum of 2.125%. The 2012 Notes and 2014 Notes are each convertible into NNC common shares at any time based on an initial conversion rate of 31.25 NNC common shares per $1,000.00 principal amount of Convertible Notes (which is equal to an initial conversion price of $32.00 per common share).

On July 5, 2006, under the 2006 Indenture, NNL completed an offering of $2,000 senior notes (July 2006 Notes). The July 2006 Notes consist of the $450 2016 Fixed Rate Notes issued July 2006, $550 of senior fixed rate notes due 2013 (2013 Fixed Rate Notes) and $1,000 of floating rate senior notes due 2011 (2011 Floating Rate Notes). The 2016 Fixed Rate Notes issued July 2006 have a stated interest rate per annum of 10.75%, the 2013 Fixed Rate Notes have a stated interest rate per annum of 10.125%, and the 2011 Floating Rate Notes have a stated interest rate per annum, reset quarterly, equal to the reserve-adjusted LIBOR plus 4.25%.

As a guarantor, NNI is an obligor for the defaulted debt obligations (and accrued interest payable) of $3,935. As a result, an accrual of $3,935 has been made in the U.S. Debtors financial statements for NNI’s guarantee of the NNC and NNL outstanding long-term debt arrangements. Although some guarantee exposures are redundant to liabilities recorded elsewhere in the Debtors’ financial statements, NNI has recorded this accrual in accordance with SOP 90-7. The guarantor amount has been recorded as a liability subject to compromise and reorganization expenses in the NNI financial statement column. To the extent that information available in the future indicates a difference from the recognized amounts, the provision will be adjusted.

The following borrowing represents the debt agreement issued by Nortel Networks Capital Corporation (NNCC), a wholly owned subsidiary of NNI, which is in default:

On June 17, 1996, NNCC completed the offering of $150 Fixed Rate Notes due June 2026. The 2026 Fixed Rate Notes have a stated interest rate per annum of 7.875%. The 2026 Fixed Rate Notes are fully and unconditionally guaranteed by NNL.

6.    Reorganization Items:

SOP 90-7 requires items of revenue and expense directly attributed to the reorganization such as professional fees directly related to the U.S. Debtors’ Chapter 11 Proceedings, realized gains and losses, and provisions for losses resulting from such proceedings to be separately accumulated and disclosed in the statement of operations.

The following table sets forth the U.S. Debtors’ reorganization items for the period from March 1, 2009 through March 31, 2009:

Professional fees directly related to reorganization	$12
Intercompany interest and dividend income	(1)
Lease repudiation	(3)
Provision for loss on NNI's debt guarantee	3,935
Key Executive Incentive Plan / Key Employee Retention Plan	(3)

Total Reorganization items	$3,940

7.    Liabilities Subject to Compromise:

As a result of the Chapter 11 Proceedings, pre-petition liabilities may be subject to compromise or other treatment under the U.S. Debtors’ Chapter 11 Proceedings. Generally, actions to enforce or otherwise effect payment of pre-petition liabilities are stayed. Although pre-petition claims are generally stayed, under the Chapter 11 Proceedings, the U.S. Debtors are permitted to undertake certain actions designed to stabilize the U.S. Debtors’ operations including, among other things, payment of employee wages and benefits, maintenance of Nortel’s cash management system, satisfaction of customer obligations, payments to suppliers for goods and services received after the Petition Date and retention of professionals.

The U.S. Debtors have been paying and intend to continue to pay undisputed post-petition obligations in the ordinary course of business. In addition, the U.S. Debtors may reject pre-petition executory contracts and unexpired leases with respect to the U.S. Debtors’ operations, with the approval of the U.S. Bankruptcy Court. Damages resulting from rejection of executory contracts and unexpired leases are treated as pre-petition general unsecured claims and will be classified as liabilities subject to compromise. Any differences between claim amounts listed by the U.S. Debtors in their Schedules of Assets and Liabilities (as may be amended) and claims filed by creditors will be investigated and, if necessary, the U.S. Bankruptcy Court will make the final determination as to the amount, nature and validity of claims. The determination of how liabilities will ultimately be settled and treated cannot be made until the U.S. Bankruptcy Court approves a Chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time.

SOP 90-7 requires pre-petition liabilities of the debtor that are subject to compromise to be reported at the claim amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on U.S. Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, if any, the values of any collateral securing such claims, or other events.

The following table sets forth the U.S. Debtors’ estimated liabilities subject to compromise as of March 31, 2009:

	NNI	AltSystems	Other
Trade and other accounts payable	$283	$—	$—
Accounts payable intercompany	608	53	—
Restructuring liabilities	94	1	—
Contingent liability for NNI’s debt guarantee	3,935	—	—
Financial obligations	259	—	—
Pension obligations	233	—	—
Postretirement obligations other than pensions	355	—	—
Notes and interest payable intercompany	10	—	126
Other	51	—	—

Total liabilities subject to compromise	$5,828	$54	$126

8.    Post-Petition Accounts Payable:

To the best of the U.S. Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid in the ordinary course of the U.S. Debtors’ business.

MOR-5A

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Schedule of Cash Disbursements by Petitioning Entity

Reporting Period: March 1, 2009 through March 31, 2009

(Unaudited)

(In millions of U.S. dollars)

In re: Nortel Networks Inc. et al	Case #	Payments
Nortel Networks Inc. (1)	09-10138	$230
Nortel Networks Capital Corporation	09-10139	—
Nortel AltSystems, Inc.	09-10140	1
Nortel AltSystems International, Inc.	09-10141	—
Xros Inc.	09-10142	—
Sonoma Systems	09-10143	—
Qtera Corporation	09-10144	—
Coretek, Inc.	09-10145	—
Nortel Networks Applications Management Solutions, Inc.	09-10146	—
Nortel Networks Optical Components Inc.	09-10147	—
Nortel Networks HPOCS Inc.	09-10148	—
Architel Systems (U.S.) Corporation	09-10149	—
Nortel Networks International, Inc.	09-10150	1
Northern Telecom International Inc.	09-10151	—
Nortel Networks Cable Solutions Inc.	09-10152	—

Total Payments		$232

(1)	NNI is the centralized disbursement entity for multiple U.S. Debtors and non-Debtors, and accordingly makes payments, both by wire and checks, for multiple U.S. Debtors and non-Debtors. Individual U.S. Debtor disbursements have been separated from NNI and listed under specific individual U.S. Debtors. However, disbursements made for the benefit of other U.S. Debtors and non-Debtors are still consolidated with NNI for financial reporting purposes.

MOR-5B

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Existing Bank Account Information

Reporting Period: March 1, 2009 through March 31, 2009

(Unaudited)

(In millions of U.S. dollars)

Legal Entity	Bank	Account Type	Lockbox / Account	Bank Balance
Nortel Networks Inc.	Bank of America	Receipts	3750819519	$—
Nortel Networks Inc.	Bank of America	Receipts	3750886432	1
Nortel Networks Inc.	Bank of America	Lockbox (Receipts)	Box 3985	—
Nortel Networks Inc.	Bank of America	Payroll	0101183623	5
Nortel Networks Inc.	Bank of America	Health & Wealthfare Trust account	7206010001650	—
Nortel Networks Inc.	Citibank NA	Main Concentration	30463444	7
Nortel Networks Inc.	Citibank NA	Receipts	30508403	1
Nortel Networks Inc.	Citibank NA	Lockbox (Receipts)	Box 2937	—
Nortel Networks Inc.	Citibank NA	Disbursement (EVS)	30509086	4
Nortel Networks Inc.	Citibank NA	Disbursement (AP)	30580851	17
Nortel Networks Inc.	Citibank NA	Receipts (Credit Card)	30509078	—
Nortel Networks Inc.	Citibank NA	Stock Option	40773075	—
Nortel Networks Inc.	Citibank NA	Flexible Benefits	30614505	1
Nortel Networks Inc.	Citibank Deleware	Disbursement (Sales & Use Tax)	38660426	1
Nortel Networks Inc.	Citibank Deleware	Disbursement (EVS)	38659062	—
Nortel Networks Inc.	Citibank Deleware	Checking	38696453	3
Nortel Networks Inc.	Citibank Deleware	Benefits-Cigna Travel Well	38659097	1
Nortel Networks Inc.	Citibank Deleware	Benefits-US-Cigna Expat	38659089	—
Nortel Networks Inc.	Citibank Deleware	Disbursement (AP)	38682182	—
Nortel Networks Inc.	Citibank Deleware	Utilities Order	38794977	1
Nortel Networks Inc.	Citibank Canada	Disbursement (AP)	2010621007	—
Nortel Networks Inc.	Deutche Bank	Brokerage	400519	—
Nortel Networks Inc.	Morgan Stanley	Brokerage	293 058697 502	—
Nortel Networks Inc.	Banc of America Securities	Investment	275783-22453989	628
Nortel Networks Inc.	The Reserve	Investment	703-29-420	41
Nortel Networks Inc.	K&H Bank	General	10201006-50041181	—
Nortel Networks Inc.	K&H Bank	General	10200971-60061049	—
Nortel Networks Inc.	Citibank Egypt	General	100827506	1
Nortel Networks Inc.	Citibank Egypt	General	100827018	1
Nortel Networks Inc.	Citibank Tunis	General	150021006	—
Nortel Networks Inc.	Citibank Tunis	General	150021014	—
Nortel Networks Inc.	Citibank Tunis	General	150021022	—
Nortel Networks Inc.	Citibank Tunis	General	100056011	1
Nortel Networks Capital Corp.	Citibank NA	General	30508438	—
Nortel Networks Capital Corp	Banc of America Securities	Investment	383752-22352662	2
Nortel Networks International, Inc.	Banc of America	General	6059-60258-010	—
Nortel Networks International, Inc.	Citibank Dubai	General	10100262002	—

				$716

Formal reconciliations between the U.S. Debtors’ bank balances and the general ledger are prepared and reviewed quarterly in accordance with U.S. Debtors’ established guidelines.

MOR-6

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Changes in Balances with Debtors and Non-Debtors

Reporting Period: March 1, 2009 through March 31, 2009

(Unaudited)

(In millions of U.S. dollars)

In re: Nortel Networks Inc. et al	Case #	Increase / (Decrease)
Nortel Networks Inc.	09-10138	$(130)
Nortel Networks Capital Corporation	09-10139	1
Nortel AltSystems, Inc.	09-10140	(1)
Nortel AltSystems International, Inc.	09-10141	—
Xros, Inc.	09-10142	—
Sonoma Systems	09-10143	—
Qtera Corporation	09-10144	—
CoreTek, Inc.	09-10145	—
Nortel Networks Applications Management Solutions, Inc.	09-10146	—
Nortel Networks Optical Components Inc.	09-10147	—
Nortel Networks HPOCS Inc.	09-10148	—
Archetel Systems (U.S.) Corporation	09-10149	—
Nortel Networks International, Inc.	09-10150	(1)
Northern Telecom International Inc.	09-10151	—
Nortel Networks Cable Solutions Inc.	09-10152	—

Net Intercompany Change		$(131)

MOR-7

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Status of Post-Petition Taxes

Reporting Period: March 31, 2009

(Unaudited)

I, Paul W. Karr, Vice-President, Finance, of each of the U.S. Debtors, attest under penalty of perjury and to the best of my knowledge, information and belief, all post-petition federal, state and local taxes of each of the U.S. Debtors are current as of March 31, 2009 in all material respects.

/S/ PAUL W. KARR	May 19, 2009
Paul W. Karr – Vice-President, Finance, of each of the U.S. Debtors

MOR-8

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Summary of Unpaid Post-Petition Debts

Reporting Period: March 1, 2009 through March 31, 2009

(Unaudited)

(In millions of U.S. dollars)

ACCOUNTS PAYABLE AGING POST-PETITION *

Accounts Payable Aging	NNI	AltSystems	Other
0 - 30 days	$36	$—	$—
31 - 60 days	7	—	—
61 - 90 days	1	—	—
91 + days	—	—	—

Accounts Payable (1)	$44	$—	$—

*	Includes only third party trade payables and excludes intercompany transactions and other post-petition obligations of the U.S. Debtors.

BILLED TRADE ACCOUNTS RECEIVABLES AGING

Accounts Receivable Aging	NNI	AltSystems	Other
Current	$353	$—	$—
0 - 30 days	35	—	—
31 - 60 days	14	—	—
61 - 90 days	16	—	—
91 + days	18	—	—

Total Trade Accounts Receivable	436	—	—
Less: provisions for doubtful accounts	(2)	—	—

Accounts receivable – net (1)	$434	$—	$—

(1)	The Accounts Payable Aging and Billed Trade Accounts Receivables Aging exclude intercompany transactions.

MOR-9

U.S. BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nortel Networks Inc. et al

Cases No. 09-10138 – 09-10152 (KG) Jointly Administered

Debtor Questionnaire

Reporting Period: March 1, 2009 through March 31, 2009

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

2.	Have any funds been disbursed from any account other than a Debtor-In-Possession account this reporting period? If yes, provide an explaination below.		X

3.	Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X